1 First-Quarter 2022 First Quarter Overall Net Sales $720.0M | 7.4% Diluted Earnings Per Share: $2.29 | 15.1% Adjusted Diluted Earnings Per Share: $2.30| 12.2% Eric M. Green President and Chief Executive Officer West Pharmaceutical Services, Inc. WST Q1 2022 Earnings “We delivered a solid first-quarter 2022 and remain on track to increase capacity throughout the year to satisfy the growing demand for our high- value products (HVP).” “Our team members across the globe continue to demonstrate their passion to improve patient lives as they remain focused on executing our strategic initiatives despite macroeconomic challenges. Even with these challenges, and headwinds related to changes in foreign currency exchange rates, we remain well positioned for continued net sales growth and margin expansion. We are reaffirming our full-year 2022 net sales guidance, raising our full-year organic sales growth guidance, and raising our full-year 2022 adjusted-diluted EPS guidance.” Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-U.S. GAAP Financial Measures Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non- U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information.

West Pharmaceutical Services, Inc. Eric M. Green President & CEO Bernard J. Birkett Senior Vice President & CFO First-Quarter Results 2022 Analyst Conference Call 9 a.m. Eastern Time | April 28, 2022

3 West Analyst Conference Call 9 a.m. Eastern Time April 28, 2022 A webcast of today’s call can be accessed in the “Investors” section of the Company’s website: www.westpharma.com To participate on the call, please dial: 877-930-8295 (U.S.) 253-336-8738 (International) The conference ID is 6690124 An online archive of the broadcast will be available at the website three hours after the live call and will be available through Thursday, May 5, 2022 by dialing: These presentation materials are intended to accompany today’s press release announcing the Company’s results for the first quarter 2022 and management’s discussion of those results during today’s conference call. 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID is 6690124 WST Q1 2022 Earnings

4 Safe Harbor Statement This presentation and any accompanying management commentary contain “forward- looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about product development and operational performance. Each of these statements is based on preliminary information, and actual results could differ from any preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in our press releases, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Certain financial measures included in these presentation materials, or which may be referred to in management’s discussion of the Company’s results and outlook, have not been calculated in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and therefore are referred to as non-U.S. GAAP financial measures. Non-U.S. GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with U.S. GAAP. Please refer to “Reconciliation of Non-U.S. GAAP Financial Measures” at the end of these materials for more information. Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Non-U.S. GAAP Financial Measures Trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services, Inc. or its subsidiaries, in the United States and other jurisdictions, unless noted otherwise. Daikyo Crystal Zenith® and Daikyo CZ® are registered trademarks of Daikyo Seiko, Ltd. Daikyo Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd. Trademarks WST Q1 2022 Earnings

5 Financial Highlights WST Q1 2022 Earnings • First quarter 2022 net sales of $720.0 million grew 7.4%; organic sales growth was 11.0% • First quarter 2022 reported-diluted EPS of $2.29 increased 15.1%; adjusted- diluted EPS of $2.30 increased 12.2%

Demonstrating our Passion to Improve Patient Lives

Execute. Innovate. Grow.

2022 PDA Annual Meeting
West experts received prestigious
2021 Fred Simon Award
and
Edward Smith Packaging Award

Proud Recipient of
Ireland-US Council
Global Public Service Award
for Waterford site's service during the pandemic

Le Nouvion
awarded €17.5 million
by French government to expand production capacity for COVID-19 vaccines

Pneuma Systems
partnership to develop fluid flow technologies for drug delivery

Sponsorship of
Techin - MedTech COE
combining West's medical expertise with IIT's incubation model

Barron's 2022
Top 100 Most Sustainable Company
#49

WST Q1 2022 Earnings

6

7 First-Quarter 2022 Summary Results ($ millions, except earnings-per-share (EPS) data) Three Months Ended March 31 2022 2021 Reported Net Sales $720.0 $670.7 Gross Profit Margin 39.5% 40.5% Reported Operating Profit $189.7 $175.6 Adjusted Operating Profit (1) $189.9 $179.2 Reported Operating Profit Margin 26.3% 26.2% Adjusted Operating Profit Margin (1) 26.4% 26.7% Reported-Diluted EPS $2.29 $1.99 Adjusted-Diluted EPS (1) $2.30 $2.05 “Adjusted Operating Profit,” “Adjusted Operating Profit Margin” and “Adjusted-Diluted EPS” are Non-U.S. GAAP financial measures. See slides 15-18 and the discussion under the heading “Non-U.S. GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. (1) WST Q1 2022 Earnings

First-Quarter 2022 Organic Sales Growth



Overall Organic Sales Growth – 11.0% (Q1 2022)

Proprietary Products Q1 2022 organic sales growth of 14.4% led by sales of high-value products, which grew double digits

BIOLOGICS

Double-Digit

Sales led by high-value products, including NovaPure® and Westar® components

GENERICS

Mid-Single Digit

Sales led by high-value products, including FluroTec® and Westar® components

PHARMA

High-Single Digit

Sales led by high-value products, including NovaPure® and Daikyo components

CONTRACT MANUFACTURING

(Low-Single Digit)

Organic sales decline of 3.8%, led by a decline of sales of components for diagnostic devices

WST Q1 2022 Earnings

8

9 Change in Consolidated Net Sales First-quarter 2021 to 2022 ($ millions) WST Q1 2022 Earnings

10 Gross Profit Update ($ millions) Three Months Ended March 31, 2022 2021 Proprietary Products Gross Profit $260.7 $251.9 Proprietary Products Gross Profit Margin 43.4% 46.3% Contract-Manufactured Products Gross Profit $23.9 $20.0 Contract-Manufactured Products Gross Profit Margin 20.1% 15.7% Consolidated Gross Profit $284.6 $271.9 Consolidated Gross Profit Margin 39.5% 40.5% WST Q1 2022 Earnings

11 Cash Flow and Balance Sheet Metrics ($ millions) Cash Flow Items YTD Q1 2022 YTD Q1 2021 Depreciation and Amortization $29.6 $29.1 Operating Cash Flow $151.2 $88.7 Capital Expenditures $65.8 $54.7 Financial Condition March 31, 2022 December 31, 2021 Cash and Cash Equivalents $667.7 $762.6 Debt $252.5 $253.0 Equity $2,326.2 $2,335.4 Working Capital $1,105.7 $1,147.9 WST Q1 2022 Earnings

12 2022 Full-Year Guidance 2022 Full-Year Guidance Consolidated Net Sales $3.050 - $3.075 billion Adjusted-Diluted EPS $9.30 - $9.45 WST Q1 2022 Earnings

13 Execute. Innovate. Grow. Delivering Unique Value Global Operational Effectiveness Accelerating Investments for the Future Innovating for a Healthier World Our purpose to improve patient lives propels us each and every day. WST Q1 2022 Earnings

14 Eric M. Green President and Chief Executive Officer Bernard J. Birkett Senior Vice President and Chief Financial Officer Quintin Lai Vice President, Corporate Strategy & Investor Relations Q & A WST Q1 2022 Earnings

15 Notes to Non-U.S. GAAP Financial Measures The Non-U.S. GAAP financial measures are incorporated into our discussion and analysis as management uses them in evaluating our results of operations and believes that this information provides users a valuable insight into our overall performance and financial position. A reconciliation of these adjusted Non-U.S. GAAP financial measures to the comparable U.S. GAAP financial measures is included in the accompanying tables. For the purpose of aiding the comparison of our year-over-year results, we may refer to net sales and other financial results excluding the effects of changes in foreign currency exchange rates. Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. We may also refer to financial results excluding the effects of unallocated items. The re-measured results excluding effects from currency translation, the impact from acquisitions and/or divestitures, and the effects of unallocated items are not in conformity with U.S. GAAP and should not be used as a substitute for the comparable U.S. GAAP financial measures. WST Q1 2022 Earnings

16 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported and Adjusted Operating Profit, Net Income and Diluted EPS ($ millions, except EPS data) Three months ended March 31, 2022 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $189.7 $21.2 $173.8 $2.29 Pension settlement - 0.1 0.5 - Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Adjusted (Non-U.S. GAAP) $189.9 $21.3 $175.0 $2.30 WST Q1 2022 Earnings Three months ended March 31, 2021 Operating profit Income tax expense Net income Diluted EPS Reported (U.S. GAAP) $175.6 $28.7 $151.2 $1.99 Restructuring and related charges 1.2 0.2 1.0 0.01 Pension settlement - 0.2 0.5 0.01 Amortization of acquisition-related intangible assets 0.2 - 0.7 0.01 Cost investment impairment 2.2 - 2.2 0.03 Adjusted (Non-U.S. GAAP) $179.2 $29.1 $155.6 $2.05

17 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Organic Net Sales (1) ($ millions) Organic net sales exclude the impact from acquisitions and/or divestitures and translate the current-period reported sales of subsidiaries whose functional currency is other than the U.S. Dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. (1) Three months ended March 31, 2022 Proprietary CM Eliminations Total Reported net sales (U.S. GAAP) $601.3 $118.7 $ - $720.0 Effect of changes in currency translation rates 20.6 3.6 - 24.2 Organic net sales (Non-U.S. GAAP) (1) $621.9 $122.3 $ - $744.2 WST Q1 2022 Earnings

18 Notes to Non-U.S. GAAP Financial Measures RECONCILIATION OF NON-U.S. GAAP FINANCIAL MEASURES (UNAUDITED) See “Notes to Non-U.S. GAAP Financial Measures”, “Safe Harbor Statement” (Slide 4) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Reported-Diluted EPS Guidance to Adjusted-Diluted EPS Guidance 2021 Actual 2022 Guidance % Change Reported-diluted EPS (U.S. GAAP) $8.67 $9.26 to $9.41 6.8% to 8.5% Pension settlement 0.02 - Cost investment activity 0.06 - Restructuring and related charges 0.02 - Amortization of acquisition-related intangible assets 0.04 0.04 Asset impairment 0.04 - Royalty acceleration (0.25) - Tax law changes (0.02) - Adjusted-diluted EPS (Non-U.S. GAAP) (1) $8.58 $9.30 to $9.45 8.4% to 10.1% (1) See “Full-year 2022 Financial Guidance” and “Non-U.S. GAAP Financial Measures” in today’s press release for additional information regarding reported and adjusted-diluted EPS. We have opted not to forecast 2022 tax benefits from stock-based compensation in upcoming quarters, as they are out of the Company’s control. Instead, we recognize the benefits as they occur. In the first-quarter 2022, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.12. Any future tax benefits associated with stock-based compensation that we receive in 2022 would provide a positive adjustment to our full-year EPS guidance. In 2021, tax benefits associated with stock-based compensation increased adjusted-diluted EPS by $0.41. WST Q1 2022 Earnings